Exhibit 3.45
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 07/16/2002
020454071 — 3547896
CERTIFICATE OF FORMATION
OF
SUNTERRA EAST MARKETING, LLC
The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Sunterra East Marketing, LLC.
SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle.
Executed on July 15, 2002.

/s/ Mark R. Williams
Mark R. Williams, Authorized Person

CERTIFICATE OF AMENDMENT
OF
SUNTERRA EAST MARKETING, LLC
     1. The name of the limited liability company is SUNTERRA EAST MARKETING, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra, LLC this 11th day of November 2003.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:38 PM 11/12/2003
FILED 02:27 PM 11/12/2003
SRV 030726053-3547896 FILE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
     1. The name of the limited liability company is: CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC.
     2. The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:
National Registered Agents, Inc.
9 East Loockerman Street, Suite 1B
Dover, Delaware 19901
County of Kent
Executed on: January 15, 2004.

/s/ Paul J. Hagan
Paul J. Hagan, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:08 PM 01/23/2004
FILED 11:44 AM 01/23/2004
SRV 040049563 — 3547896 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:19 PM 06/23/2004
FILED 04:19 PM 06/23/2004
SRV 040464342 — 3547896 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     1. The name of the limited liability company is CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA MERGERCLUB, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development California, LLC this 11th day of June 2004.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY, a Delaware corporation, its sole member and manager
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its:	Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:21 PM 07/29/2004
FILED 06:21 PM 07/29/2004
SRV 040557860 — 3547896 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA MERGERCLUB, LLC
     1. The name of the limited liability company is CLUB SUNTERRA MERGERCLUB, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Mergerclub, LLC this 23rd day of July 2004.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY, a Delaware corporation, its sole member and manager
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 06:36 PM 02/18/2005 FILED 06:36 PM 02/18/2005 SRV 050138837 — 3547896 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     1. The name of the corporation is CLUB SUNTERRA DEVELOPMENT CALIFORNIA, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT III, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development California, LLC this 16th day of February 2003.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation
By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:41 PM 09/09/2005
FILED 06:41 PM 09/09/2005
SRV 050742180 — 3547896 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT III, LLC
     1. The name of the corporation is CLUB SUNTERRA DEVELOPMENT III, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
CLUB SUNTERRA DEVELOPMENT HAWAII, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development III, LLC this 9th day of September 2005.

SUNTERRA DEVELOPER AND SALES HOLDING COMPANY a Delaware corporation its managing member
By:	/s/ Steven E. West
Steven E. West
Its: Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:19 PM 10/17/2007
FILED 07:19 PM 10/17/2007
SRV 071127934 — 3547896 FILE
CERTIFICATE OF AMENDMENT
OF
CLUB SUNTERRA DEVELOPMENT HAWAII, LLC
     1. The name of the limited liability company is CLUB SUNTERRA DEVELOPMENT HAWAII, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
DIAMOND RESORTS HAWAII COLLECTION DEVELOPMENT, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Club Sunterra Development Hawaii, LLC this 16th day of October 2007.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Authorized Person